                                                               EXHIBIT (h)(1)(e)

                                 AMENDMENT NO. 9
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds (formerly AIM Variable Insurance Funds, Inc.), a Delaware Trust corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company ("Life Company"), a Texas Life Insurance Company and American General Equity Services Corporation ("AGESC"), a Delaware Corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Platinum Investor VIP VUL, Form No. 05604.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

FUNDS AVAILABLE UNDER                 SEPARATE ACCOUNTS UTILIZING SOME OR         POLICIES/CONTRACTS FUNDED BY
THE POLICIES                          ALL OF THE FUNDS                            THE SEPARATE ACCOUNTS
----------------------------------    ----------------------------------------    -------------------------------------------
AIM V.I. International Growth Fund    American General Life Insurance Company     Platinum Investor I
AIM V.I. Premier Equity Fund          Separate Account VL-R                       Flexible Premium Variable Life
                                      Established: May 1, 1997                    Insurance Policy
                                                                                  Policy Form No. 97600

                                                                                  Platinum Investor II
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 97610

                                                                                  Corporate America
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 99301

                                                                                  Platinum Investor Survivor Last Survivor
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 99206

                                                                                  Platinum Investor Survivor II Last Survivor
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 01206

                                                                                  Platinum Investor III
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 00600

                                                                                  Platinum Investor FlexDirector
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 03601

                                                                                  Platinum Investor IV
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 04604

AIM V.I. International Growth Fund                                                Platinum Investor VIP
                                                                                  Flexible Premium Variable Universal
                                                                                  Life Insurance Policy
                                                                                  Policy Form No. 05604

                                                                                  Legacy Plus
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 98615


AIM V.I. Capital Appreciation Fund                                                The One VUL Solution
AIM V.I. Government Securities Fund                                               Flexible Premium Variable Life
AIM V.I. High Yield Fund                                                          Insurance Policy
AIM V.I. International Growth Fund                                                Policy Form No. 99615


AIM V.I. International Growth Fund                                                Legacy Plus
                                                                                  Flexible Premium Variable Life
                                                                                  Insurance Policy
                                                                                  Policy Form No. 99616


AIM V.I. International Growth Fund    American General Life Insurance Company     Platinum Investor Variable Annuity
AIM V.I. Premier Equity Fund          Separate Account D                          Policy Form No. 98020
                                      Established: November 19, 1973
                                                                                  Platinum Investor Immediate Variable
                                                                                  Annuity
                                                                                  Policy Form No. 03017

Effective Date: February 1, 2006


                                           AIM VARIABLE INSURANCE FUNDS


Attest:______________________________      By:__________________________________

Name:________________________________      Name: _______________________________

Title:_______________________________      Title:_______________________________


(SEAL)

                                           A I M DISTRIBUTORS, INC.

Attest:______________________________      By:__________________________________

Name:________________________________      Name: _______________________________

Title:_______________________________      Title:_______________________________


(SEAL)

                                           AMERICAN GENERAL LIFE INSURANCE
                                           COMPANY

Attest:______________________________      By:__________________________________

Name:________________________________      Name: _______________________________

Title:_______________________________      Title:_______________________________


(SEAL)


                                           AMERICAN GENERAL EQUITY SERVICES
                                           CORPORATION

Attest:______________________________      By:__________________________________

Name:________________________________      Name: _______________________________

Title:_______________________________      Title:_______________________________


(SEAL)